UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2024

Date of Report (Date of earliest event reported)

GLOBALINK INVESTMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41122	36-4984573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Continental Drive, Suite 401 Newark, Delaware	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +6012 405 0015

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLLI	The Nasdaq Stock Market LLC
Warrants	GLLIW	The Nasdaq Stock Market LLC
Rights	GLLIR	The Nasdaq Stock Market LLC
Units	GLLIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Extension of the Termination Date

On March 8, 2024, Globalink Investment Inc. (the “Company”) deposited an aggregate of $60,000 (the “Extension Payment”) into the trust account of the Company for its public stockholders, representing $0.0234 per public share, which enables the Company to further extend the period of time it has to consummate its initial business combination by one month (the “Extension”) from March 9, 2024 to April 9, 2024 (the “Termination Date”). The Extension is the ninth extension since the consummation of the Company’s initial public offering on December 9, 2021, and the fourth of up to twelve extensions permitted under the Amended and Restated Certificate of Incorporation of the Company, as amended, currently in effect.

A press release describing the Company’s decision to effect the Extension is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On October 16, 2023, the Company received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(2), which requires the Company to maintain at least 400 total holders for continued listing on the Nasdaq Global Market (the “Minimum Total Holders Rule”).

On January 29, 2024, the Company submitted an application to phase-down from The Nasdaq Global Market to The Nasdaq Capital Market.

On March 6, 2024, the Company received a letter from the Nasdaq Listing Qualifications staff granting the Company’s request for transfer to The Nasdaq Capital Market. The Company’s securities will be transferred to The Nasdaq Capital Market at the opening of business on March 12, 2024. In connection with the approval of the phase-down application, the staff indicated that the Company’s deficiency with the Minimum Total Holders Rule was cured and the matter is closed.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2024

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer